                             LETTER OF TRANSMITTAL

                                ATLAS AIR, INC.
                               OFFER TO EXCHANGE
                   PASS THROUGH CERTIFICATES, SERIES 2000-1,
                      WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES ACT OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
                    PASS THROUGH CERTIFICATES, SERIES 2000-1

                PURSUANT TO THE PROSPECTUS, DATED JUNE 13, 2000

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON JULY 17, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.
                            ON THE EXPIRATION DATE.

                  TO: WILMINGTON TRUST COMPANY, EXCHANGE AGENT

        By Mail, Overnight Delivery:                              By Hand:
          Wilmington Trust Company                        Wilmington Trust Company
          1100 North Market Street                        1105 North Market Street
       Wilmington, Delaware 19890-0001                            1st Floor
         Attention: Corporate Trust                      Wilmington, Delaware 19890
        Operations -- Atlas Air-2000                     Attention: Corporate Trust
             EETC Exchange Offer                        Operations -- Atlas Air-2000
                                                             EETC Exchange Offer

                            Facsimile Transmission:

                                 (302) 651-1079
                           Corporate Trust Operations

                             Confirm by Telephone:

                                 (302) 651-8474
                           Corporate Trust Operations

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW CERTIFICATES FOR THEIR OLD CERTIFICATES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD CERTIFICATES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     The undersigned acknowledges receipt of the prospectus, dated June 13, 2000 (the "Prospectus"), of Atlas Air, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (this "Letter"), which together constitute the offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $217,317,000 of Pass Through Certificates, Series 2000-1 (the "New Certificates") for an equal principal amount of the outstanding Pass Through Certificates, Series 2000-1 (the "Old Certificates").

     For each Old Certificate accepted for exchange, the holder of such Old Certificate will receive a New Certificate having a principal amount at maturity equal to that of the surrendered Old Certificate. The New Certificates will accrue interest at the applicable per annum rate for such Trust as set forth on the cover page of the Prospectus, from the last date on which interest was paid on the Old Certificates surrendered in exchange therefor. Interest on the New Certificates is payable on January 2 and July 2 of each year commencing upon the consummation of this Exchange Offer, subject to the terms of the Intercreditor Agreement (as defined in the Prospectus). In the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of the Shelf Registration Statement to be effective (each, a "Registration Event") occurs on or prior to the 210th calendar day after the Issue Date, the interest rate per annum borne by the Equipment Notes and passed through to holders of Old Certificates shall be increased by 0.50% from and including August 25, 2000, but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time, during the period the Company is required to keep such Shelf Registration Statement effective, for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Equipment Notes shall be increased by 0.50% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Certificates of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Certificates either if Old Certificates are to be forwarded herewith or if a tender of Old Certificates, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Certificates into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     All capitalized terms used herein and not defined shall have the respective meanings given to them in the Prospectus.

     List below the Old Certificates to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Certificates should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
                        DESCRIPTION OF OLD CERTIFICATES

----------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE PRINCIPAL AMOUNT OF
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                             CERTIFICATE        OLD CERTIFICATES TENDERED
(PLEASE FILL IN, IF BLANK)                                       NUMBER(S)*           (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     TOTAL PRINCIPAL AMOUNT OF OLD CERTIFICATES TENDERED
----------------------------------------------------------------------------------------------------------------

  * Need not be completed by holders tendering Old Certificates by book-entry transfer.
 ** Need not be completed by holders who wish to tender with respect to all Old
    Certificates listed. See Instruction 2.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     DTC Book-Entry Account No.:
                                ------------------------------------------------

     Transaction Code No.:
                          ------------------------------------------------------

     If holders desire to tender Old Certificates pursuant to the Exchange Offer and (i) certificates representing such Old Certificates are not lost but are not immediately available, (ii) time will not permit this Letter, certificates representing such Old Certificates or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Old Certificates in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Holder of Old Certificates:
                                        ----------------------------------------

     Window Ticket No. (if any):
                                ------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Eligible Institution that Guaranteed Delivery:
                                                           ---------------------

If delivered by Book-Entry Transfer:

   Name of Tendering Institution:
                                 -----------------------------------------------

   DTC Book-Entry Account No.:
                              --------------------------------------------------

   Transaction Code No.:
                        --------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD CERTIFICATES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW CERTIFICATES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD CERTIFICATES.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

     Aggregate Principal Amount of Old Certificates so held: $
                                                              ------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Certificates indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Certificates tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Certificates as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Certificates tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Certificates acquired in exchange for Old Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Certificates, whether or not such person is the undersigned, that neither the holder of such Old Certificates nor any such other person is engaged in, or intends to engage in, a distribution of such New Certificates, or has an arrangement or understanding with any person to participate in the distribution of such New Certificates, and that neither the holder of such Old Certificates nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the Staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the "Exxon Capital Letter"), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the New Certificates issued in exchange for the Old Certificates pursuant to the Exchange Offer may be offered for resale, re-sold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Certificates directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such New Certificates are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Certificates and have no arrangement with any person to participate in the distribution of such New Certificates. If a holder of Old Certificates is engaged in, or intends to engage in, a distribution of the New Certificates or has any arrangement or understanding with respect to the distribution of the New Certificates to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the Staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Certificates for its own account in exchange for the Old Certificates, it represents that the Old Certificates to be exchanged for the New Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Certificates tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Certificates (and, if applicable, substitute certificates representing Old Certificates for any Old Certificates not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Certificates, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Certificates (and, if applicable, substitute certificates representing Old Certificates for any Old Certificates not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Certificates."

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" or in the box entitled "Special Delivery Instructions" in this Letter, certificates for New Certificates delivered in exchange for tendered Old Certificates, and any Old Certificates delivered herewith but not exchanged, will be registered in the name of the undersigned and will be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Certificate is to be mailed to someone other than the person(s) signing this Letter or to person(s) signing this Letter at an address different than the address shown on this Letter, the appropriate boxes of this Letter should be completed. If Old Certificates are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter, signature(s) on this Letter must be guaranteed by an Eligible Institution (defined in Instruction 3).

     To be completed ONLY if the New Certificates issued in consideration of Old Certificates exchanged, or certificates for Old Certificates in a principal amount not surrendered for exchange, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.

                         SPECIAL ISSUANCE INSTRUCTIONS

ISSUE AND MAIL CHECK TO:

Name:
     ---------------------------------------------------------------------------
                    (Please Print First, Middle & Last Name)

Address:
        ------------------------------------------------------------------------
                              (Number and Street)

--------------------------------------------------------------------------------
                           (City, State and Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)


                         SPECIAL DELIVERY INSTRUCTIONS

DELIVER NEW NOTES TO:

Name:
     ---------------------------------------------------------------------------
                    (Please Print First, Middle & Last Name)

Address:
        ------------------------------------------------------------------------
                              (Number and Street)

--------------------------------------------------------------------------------
                           (City, State and Zip Code)

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD CERTIFICATES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CERTIFICATES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD CERTIFICATES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
            OLD CERTIFICATES REGARDLESS OF WHETHER OLD CERTIFICATES
                    ARE BEING PHYSICALLY DELIVERED HEREWITH)

x                                                        Date:
 --------------------------------------------------           ----------------------------------------------

x                                                        Date:
 --------------------------------------------------           ----------------------------------------------
               Signature of Owner

     If a holder is tendering any Old Certificates, this Letter must be signed by the holder(s) of Old Certificates exactly as the name(s) of the holder(s) appear(s) on the certificate(s) for the Old Certificates or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Name(s):                                                 Address:
        ------------------------------------------               -------------------------------------------
                    (Please Print)                                          (Include Zip Code)

Capacity:                                                Telephone Number:
         ------------------------------------------                       ----------------------------------
                                                                                 (Include Area Code)

                              SIGNATURE GUARANTEE

                           (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

Signature(s) Guaranteed By:
                           -----------------------------------------------------
                                         (Authorized Signature)

--------------------------------------------------------------------------------
                   (Title of Officer Signing this Guarantee)

--------------------------------------------------------------------------------
     (Name of Eligible Institution Guaranteeing Signatures -- Please Print)

--------------------------------------------------------------------------------
 (Address and Telephone Number of Eligible Institution Guaranteeing Signatures)

Date:
     ----------------------------------------

                      PLEASE COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: WILMINGTON TRUST COMPANY
----------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                PART 1 -- Please provide your TIN in the box             Social Security Number
  FORM W-9                 at right and certify by signing and dating
                           below                                          --------------------------------------------

                                                                          or

                                                                                Employee Identification Number

                                                                          --------------------------------------------
                          --------------------------------------------------------------------------------------------
  DEPARTMENT OF THE        PART 2 -- CERTIFICATES -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) THE NUMBER SHOWN
  TREASURY                 ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO
  INTERNAL REVENUE         BE ISSUED FOR ME), AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT
  SERVICE                  FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
  PAYER'S REQUEST          (THE "IRS") THAT I AM SUBJECT TO BACKUP (TIN) WITHHOLDING AS A RESULT OF A FAILURE TO
  FOR TAXPAYER             REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
  IDENTIFICATION           SUBJECT TO BACKUP WITHHOLDING. CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2)
  NUMBER ("TIN")           ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP
                           WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF
                           AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED
                           ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO
                           NOT CROSS OUT ITEM (2).
                                                                         ---------------------------------------------

                           SIGNATURE                                      PART 3 --
                                    --------------------------
                                                                          Awaiting TIN [ ]

                           DATE
                               --------------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO OLD CERTIFICATES TENDERED IN CONNECTION WITH THE EXCHANGE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

    ---------------------------------------------         -------------------------
                      Signature                                     Date

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                 OFFER TO EXCHANGE ATLAS AIR, INC. PASS THROUGH
            CERTIFICATES, SERIES 2000-1, WHICH HAVE BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                  FOR ANY AND ALL OUTSTANDING ATLAS AIR, INC.
                    PASS THROUGH CERTIFICATES, SERIES 2000-1

1. DELIVERY OF THIS LETTER AND OLD CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Certificates either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Certificates tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     Holders of Old Certificates whose certificates for Old Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder of Old Certificates and the amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Certificates, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Certificates and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Certificates are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

     DO NOT SEND THIS LETTER OR ANY OLD CERTIFICATES TO THE COMPANY.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD CERTIFICATES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Old Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Certificates to be tendered in the box above entitled "Description of Old Certificates -- Aggregate Principal Amount of Old Certificates Tendered." A reissued certificate representing the balance of nontendered Old Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Certificates are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Old Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Certificates are to be issued, or any untendered Old Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Certificates are tendered: (i) by a registered holder of Old Certificates (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Certificates) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Certificates should indicate in the applicable box the name and address to which New Certificates issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated. A holder of Old Certificates tendering Old Certificates by book-entry transfer may request that Old Certificates not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Certificates may designate hereon. If no such instructions are given, such Old Certificates not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Certificates are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the IRS. In addition, delivery of New Certificates to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Certificates must provide its correct TIN by completing the "Substitute Form W-9" set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Certificates is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Certificates are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Certificates to it or its order pursuant to the Exchange Offer. If, however, New Certificates and/or substitute Old Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Certificates tendered hereby, or if tendered Old Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Certificates to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Old Certificates specified in this Letter.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

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8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Certificates, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Certificates for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Certificates nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD CERTIFICATES.

     Any holder whose Old Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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